                                                        Exhibit 99.3
--------------------------------------------------------------------------------

                                                        Monthly Operating Report

     --------------------------------------------
     CASE NAME: Kitty Hawk Charters, Inc.             ACCRUAL BASIS
     --------------------------------------------

     --------------------------------------------
     CASE NUMBER: 400-42143-BJH                         02/13/95, RWD, 2/96
     --------------------------------------------

     --------------------------------------------
     JUDGE: Barbara J. Houser
     --------------------------------------------

                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS

                                 SIXTH DIVISION

                            MONTHLY OPERATING REPORT

                         MONTH ENDING: JANUARY 31, 2002


     IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

     RESPONSIBLE  PARTY:


     /s/ Drew Keith                              Chief Financial Officer
     ----------------------------------------  ----------------------------
     ORIGINAL SIGNATURE OF RESPONSIBLE PARTY            TITLE

     Drew Keith                                  2/20/2002
     ----------------------------------------  ----------------------------
     PRINTED NAME OF RESPONSIBLE PARTY                  DATE

     PREPARER:

     /s/ Jessica L. Wilson                       Chief Accounting Officer
     ----------------------------------------  ----------------------------
     ORIGINAL SIGNATURE OF PREPARER                     TITLE

     Jessica L. Wilson                           2/20/2002
     ----------------------------------------  ----------------------------
     PRINTED NAME OF PREPARER                           DATE

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                      Monthly Operating Report

   ---------------------------------------------
   CASE NAME: Kitty Hawk Charters, Inc.                     ACCRUAL BASIS-1
   ---------------------------------------------

   ---------------------------------------------
   CASE NUMBER: 400-42143-BJH                         02/13/95, RWD, 2/96
   ---------------------------------------------


   ---------------------------------------------

   COMPARATIVE BALANCE SHEET

   ----------------------------------------------------------------------------------------------------------------------------
                                                       SCHEDULE               MONTH               MONTH             MONTH
                                                                         ------------------------------------------------------
   ASSETS                                               AMOUNT            January 2002
   ----------------------------------------------------------------------------------------------------------------------------
   1.   UNRESTRICTED CASH                                  $    15,476     $      9,618                 $0                 $0
   ----------------------------------------------------------------------------------------------------------------------------
   2.   RESTRICTED CASH                                                    $  5,201,274                 $0                 $0
   ----------------------------------------------------------------------------------------------------------------------------
   3.   TOTAL CASH                                         $    15,476     $  5,210,892                 $0                 $0
   ----------------------------------------------------------------------------------------------------------------------------
   4.   ACCOUNTS RECEIVABLE (NET)                          $13,356,789     $  1,136,734                 $0                 $0
   ----------------------------------------------------------------------------------------------------------------------------
   5.   INVENTORY                                                          $        640                 $0                 $0
   ----------------------------------------------------------------------------------------------------------------------------
   6.   NOTES RECEIVABLE                                                   $          0                 $0                 $0
   ----------------------------------------------------------------------------------------------------------------------------
   7.   PREPAID EXPENSES                                                   $     69,007                 $0                 $0
   ----------------------------------------------------------------------------------------------------------------------------
   8.   OTHER (ATTACH LIST)                                $37,290,970     $ 54,494,425                 $0                 $0
   ----------------------------------------------------------------------------------------------------------------------------
   9.   TOTAL CURRENT ASSETS                               $50,663,235     $ 60,911,698                 $0                 $0
   ----------------------------------------------------------------------------------------------------------------------------
   10.  PROPERTY, PLANT & EQUIPMENT                        $17,083,867     $          0                 $0                 $0
   ----------------------------------------------------------------------------------------------------------------------------
   11.  LESS: ACCUMULATED DEPRECIATION/DEPLETION                           $          0                 $0                 $0
   ----------------------------------------------------------------------------------------------------------------------------
   12.  NET PROPERTY, PLANT & EQUIPMENT                    $17,083,867     $          0                 $0                 $0
   ----------------------------------------------------------------------------------------------------------------------------
   13.  DUE FROM INSIDERS                                                  $          0                 $0                 $0
   ----------------------------------------------------------------------------------------------------------------------------
   14.  OTHER ASSETS - NET OF AMORTIZATION (ATTACH LIST)                   $          0                 $0                 $0
   ----------------------------------------------------------------------------------------------------------------------------
   15.  OTHER (ATTACH LIST)
   ----------------------------------------------------------------------------------------------------------------------------
   16.  TOTAL ASSETS                                       $67,747,102     $ 60,911,698                 $0                 $0
   ----------------------------------------------------------------------------------------------------------------------------
   POSTPETITION LIABILITIES
   ----------------------------------------------------------------------------------------------------------------------------
   17.  ACCOUNTS PAYABLE                                                   $    362,260                 $0                 $0
   ----------------------------------------------------------------------------------------------------------------------------
   18.  TAXES PAYABLE                                                       ($3,849,417)                $0                 $0
   ----------------------------------------------------------------------------------------------------------------------------
   19.  NOTES PAYABLE                                                      $          0                 $0                 $0
   ----------------------------------------------------------------------------------------------------------------------------
   20.  PROFESSIONAL FEES                                                  $          0                 $0                 $0
   ----------------------------------------------------------------------------------------------------------------------------
   21.  SECURED DEBT                                                       $          0                 $0                 $0
   ----------------------------------------------------------------------------------------------------------------------------
   22.  OTHER (ATTACH LIST)                                                $    753,885                 $0                 $0
   ----------------------------------------------------------------------------------------------------------------------------
   23.  TOTAL POSTPETITION LIABILITIES                                      ($2,733,272)                $0                 $0
   ----------------------------------------------------------------------------------------------------------------------------
   PREPETITION LIABILITIES
  -----------------------------------------------------------------------------------------------------------------------------
   24.  SECURED DEBT                                       $   152,776     $          0                 $0                 $0
   ----------------------------------------------------------------------------------------------------------------------------
   25.  PRIORITY DEBT                                      $   380,384     $          0                 $0                 $0
   ----------------------------------------------------------------------------------------------------------------------------
   26.  UNSECURED DEBT                                     $10,596,326     $ 18,206,244                 $0                 $0
   ----------------------------------------------------------------------------------------------------------------------------
   27.  OTHER (ATTACH LIST)                                                $          0                 $0                 $0
   ----------------------------------------------------------------------------------------------------------------------------
   28.  TOTAL PREPETITION LIABILITIES                      $11,129,486     $ 18,206,244                 $0                 $0
   ----------------------------------------------------------------------------------------------------------------------------
   29.  TOTAL LIABILITIES                                  $11,129,486     $ 15,472,972                 $0                 $0
   ----------------------------------------------------------------------------------------------------------------------------
   EQUITY
   ----------------------------------------------------------------------------------------------------------------------------
   30.  PREPETITION OWNERS' EQUITY                                         $ 49,811,125                 $0                 $0
   ----------------------------------------------------------------------------------------------------------------------------
   31.  POSTPETITION CUMULATIVE PROFIT OR (LOSS)                            ($4,372,399)                $0                 $0
   ----------------------------------------------------------------------------------------------------------------------------
   32.  DIRECT CHARGES TO EQUITY (ATTACH EXPLANATION)
   ----------------------------------------------------------------------------------------------------------------------------
   33.  TOTAL EQUITY                                       $         0     $ 45,438,726                 $0                 $0
   ----------------------------------------------------------------------------------------------------------------------------
   34.  TOTAL LIABILITIES & OWNERS' EQUITY                 $11,129,486     $ 60,911,698                 $0                 $0
   ----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                    Monthly Operating Report

    -------------------------------------------
    CASE NAME: Kitty Hawk Charters, Inc.          ACCRUAL BASIS-2
    -------------------------------------------

    -------------------------------------------
    CASE NUMBER: 400-42143-BJH                     02/13/95, RWD, 2/96
    -------------------------------------------

    -------------------------------------------
    INCOME STATEMENT
    ------------------------------------------------------------------------------------------------------------------
                                                            MONTH           MONTH         MONTH           QUARTER
                                                        -------------------------------------------
    REVENUES                                             January 2002                                      TOTAL
    ------------------------------------------------------------------------------------------------------------------
    1.   GROSS REVENUES                                     $      435             $0            $0      $      435
    ------------------------------------------------------------------------------------------------------------------
    2.   LESS: RETURNS & DISCOUNTS                          $        0             $0            $0      $        0
    ------------------------------------------------------------------------------------------------------------------
    3.   NET REVENUE                                        $      435             $0            $0      $      435
    ------------------------------------------------------------------------------------------------------------------
    COST OF GOODS SOLD
    ------------------------------------------------------------------------------------------------------------------
    4.   MATERIAL                                           $        0             $0            $0      $        0
    ------------------------------------------------------------------------------------------------------------------
    5.   DIRECT LABOR                                       $        0             $0            $0      $        0
    ------------------------------------------------------------------------------------------------------------------
    6.   DIRECT OVERHEAD                                    $        0             $0            $0      $        0
    ------------------------------------------------------------------------------------------------------------------
    7.   TOTAL COST OF GOODS SOLD                           $        0             $0            $0      $        0
    ------------------------------------------------------------------------------------------------------------------
    8.   GROSS PROFIT                                       $      435             $0            $0      $      435
    ------------------------------------------------------------------------------------------------------------------
    OPERATING EXPENSES
    ------------------------------------------------------------------------------------------------------------------
    9.   OFFICER/INSIDER COMPENSATION                       $        0             $0            $0      $        0
    ------------------------------------------------------------------------------------------------------------------
    10.  SELLING & MARKETING                                $        0             $0            $0      $        0
    ------------------------------------------------------------------------------------------------------------------
    11.  GENERAL & ADMINISTRATIVE                           $   20,758             $0            $0      $   20,758
    ------------------------------------------------------------------------------------------------------------------
    12.  RENT & LEASE                                       $        0             $0            $0      $        0
    ------------------------------------------------------------------------------------------------------------------
    13.  OTHER (ATTACH LIST)                                $   95,422             $0            $0      $   95,422
    ------------------------------------------------------------------------------------------------------------------
    14.  TOTAL OPERATING EXPENSES                           $  116,180             $0            $0      $  116,180
    ------------------------------------------------------------------------------------------------------------------
    15.  INCOME BEFORE NON-OPERATING INCOME & EXPENSE        ($115,745)            $0            $0       ($115,745)
    ------------------------------------------------------------------------------------------------------------------
    OTHER INCOME & EXPENSES
    ------------------------------------------------------------------------------------------------------------------
    16.  NON-OPERATING INCOME (ATT. LIST)                   $        0             $0            $0      $        0
    ------------------------------------------------------------------------------------------------------------------
    17.  NON-OPERATING EXPENSE (ATT. LIST)                  $        0             $0            $0      $        0
    ------------------------------------------------------------------------------------------------------------------
    18.  INTEREST EXPENSE                                   $        0             $0            $0      $        0
    ------------------------------------------------------------------------------------------------------------------
    19.  DEPRECIATION/DEPLETION                             $        0             $0            $0      $        0
    ------------------------------------------------------------------------------------------------------------------
    20.  AMORTIZATION                                       $        0             $0            $0      $        0
    ------------------------------------------------------------------------------------------------------------------
    21.  OTHER (ATTACH LIST)                                 ($201,351)            $0            $0       ($201,351)
    ------------------------------------------------------------------------------------------------------------------
    22.  NET OTHER INCOME & EXPENSES                         ($201,351)            $0            $0       ($201,351)
    ------------------------------------------------------------------------------------------------------------------
    REORGANIZATION EXPENSES
    ------------------------------------------------------------------------------------------------------------------
    23.  PROFESSIONAL FEES                                  $        0             $0            $0      $        0
    ------------------------------------------------------------------------------------------------------------------
    24.  U.S. TRUSTEE FEES                                  $        0             $0            $0      $        0
    ------------------------------------------------------------------------------------------------------------------
    25.  OTHER (ATTACH LIST)                                $        0             $0            $0      $        0
    ------------------------------------------------------------------------------------------------------------------
    26.  TOTAL REORGANIZATION EXPENSES                      $        0             $0            $0      $        0
    ------------------------------------------------------------------------------------------------------------------
    27.  INCOME TAX                                         $   34,242             $0            $0      $   34,242
    ------------------------------------------------------------------------------------------------------------------
    28.  NET PROFIT (LOSS)                                  $   51,364             $0            $0      $   51,364
    ------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

   ----------------------------------------------
   CASE NAME:  Kitty Hawk Charters, Inc.             ACCRUAL BASIS-3
   ----------------------------------------------

   ----------------------------------------------
   CASE NUMBER: 400-42143-BJH                           02/13/95, RWD, 2/96
   ----------------------------------------------

   ----------------------------------------------------------------------------------------------------------------------------
   CASH RECEIPTS AND                                         MONTH                   MONTH           MONTH           QUARTER
                                                      -----------------------------------------------------------
   DISBURSEMENTS                                          January 2002                                                TOTAL
   ----------------------------------------------------------------------------------------------------------------------------
   1.    CASH - BEGINNING OF MONTH                            $   93,050              $0              $0            $   93,050
   ----------------------------------------------------------------------------------------------------------------------------
   RECEIPTS FROM OPERATIONS
   ----------------------------------------------------------------------------------------------------------------------------
   2.    CASH SALES                                           $        0              $0              $0            $        0
   ----------------------------------------------------------------------------------------------------------------------------
   COLLECTION OF ACCOUNTS RECEIVABLE
   ----------------------------------------------------------------------------------------------------------------------------
   3.    PREPETITION                                          $        0              $0              $0            $        0
   ----------------------------------------------------------------------------------------------------------------------------
   4.    POSTPETITION                                         $  801,356              $0              $0            $  801,356
   ----------------------------------------------------------------------------------------------------------------------------
   5.    TOTAL OPERATING RECEIPTS                             $  801,356              $0              $0            $  801,356
   ----------------------------------------------------------------------------------------------------------------------------
   NON - OPERATING RECEIPTS
   ----------------------------------------------------------------------------------------------------------------------------
   6.    LOANS & ADVANCES (ATTACH LIST)                       $        0              $0              $0            $        0
   ----------------------------------------------------------------------------------------------------------------------------
   7.    SALE OF ASSETS                                       $        0              $0              $0            $        0
   ----------------------------------------------------------------------------------------------------------------------------
   8.    OTHER (ATTACH LIST)                                   ($884,788)             $0              $0             ($884,788)
   ----------------------------------------------------------------------------------------------------------------------------
   9.    TOTAL NON-OPERATING RECEIPTS                          ($884,788)             $0              $0             ($884,788)
   ----------------------------------------------------------------------------------------------------------------------------
   10.   TOTAL RECEIPTS                                         ($83,432)             $0              $0              ($83,432)
   ----------------------------------------------------------------------------------------------------------------------------
   11.   TOTAL CASH AVAILABLE                                 $    9,618              $0              $0            $    9,618
   ----------------------------------------------------------------------------------------------------------------------------
   OPERATING DISBURSEMENTS
   ----------------------------------------------------------------------------------------------------------------------------
   12.   NET PAYROLL                                          $        0              $0              $0            $        0
   ----------------------------------------------------------------------------------------------------------------------------
   13.   PAYROLL TAXES PAID                                   $        0              $0              $0            $        0
   ----------------------------------------------------------------------------------------------------------------------------
   14.   SALES, USE & OTHER TAXES PAID                        $        0              $0              $0            $        0
   ----------------------------------------------------------------------------------------------------------------------------
   15.   SECURED / RENTAL / LEASES                            $        0              $0              $0            $        0
   ----------------------------------------------------------------------------------------------------------------------------
   16.   UTILITIES                                            $        0              $0              $0            $        0
   ----------------------------------------------------------------------------------------------------------------------------
   17.   INSURANCE                                            $        0              $0              $0            $        0
   ----------------------------------------------------------------------------------------------------------------------------
   18.   INVENTORY PURCHASES                                  $        0              $0              $0            $        0
   ----------------------------------------------------------------------------------------------------------------------------
   19.   VEHICLE EXPENSES                                     $        0              $0              $0            $        0
   ----------------------------------------------------------------------------------------------------------------------------
   20.   TRAVEL                                               $        0              $0              $0            $        0
   ----------------------------------------------------------------------------------------------------------------------------
   21.   ENTERTAINMENT                                        $        0              $0              $0            $        0
   ----------------------------------------------------------------------------------------------------------------------------
   22.   REPAIRS & MAINTENANCE                                $        0              $0              $0            $        0
   ----------------------------------------------------------------------------------------------------------------------------
   23.   SUPPLIES                                             $        0              $0              $0            $        0
   ----------------------------------------------------------------------------------------------------------------------------
   24.   ADVERTISING                                          $        0              $0              $0            $        0
   ----------------------------------------------------------------------------------------------------------------------------
   25.   OTHER (ATTACH LIST)                                  $        0              $0              $0            $        0
   ----------------------------------------------------------------------------------------------------------------------------
   26.   TOTAL OPERATING DISBURSEMENTS                        $        0              $0              $0            $        0
   ----------------------------------------------------------------------------------------------------------------------------
   REORGANIZATION EXPENSES
  -----------------------------------------------------------------------------------------------------------------------------
   27.   PROFESSIONAL FEES                                    $        0              $0              $0            $        0
   ----------------------------------------------------------------------------------------------------------------------------
   28.   U.S. TRUSTEE FEES                                    $        0              $0              $0            $        0
   ----------------------------------------------------------------------------------------------------------------------------
   29.   OTHER (ATTACH LIST)                                  $        0              $0              $0            $        0
   ----------------------------------------------------------------------------------------------------------------------------
   30.   TOTAL REORGANIZATION EXPENSES                        $        0              $0              $0            $        0
   ----------------------------------------------------------------------------------------------------------------------------
   31.   TOTAL DISBURSEMENTS                                  $        0              $0              $0            $        0
   ----------------------------------------------------------------------------------------------------------------------------
   32.   NET CASH FLOW                                          ($83,432)             $0              $0              ($83,432)
   ----------------------------------------------------------------------------------------------------------------------------
   33.   CASH - END OF MONTH                                  $    9,618              $0              $0            $    9,618
   ----------------------------------------------------------------------------------------------------------------------------

===================================================================================================================================

--------------------------------------------------------------------------------

    ----------------------------------------------------------------------------
                                                        Monthly Operating Report

    ---------------------------------------------
    CASE NAME: Kitty Hawk Charters, Inc.            ACCRUAL BASIS-4
    ---------------------------------------------

    ---------------------------------------------
    CASE NUMBER: 400-42143-BJH                          02/13/95, RWD, 2/96
    ---------------------------------------------

    ------------------------------------------------------------------------------------------------------------------------
                                                                 SCHEDULE        MONTH              MONTH              MONTH
                                                                               ---------------------------------------------
    ACCOUNTS RECEIVABLE AGING                                     AMOUNT      January 2002
    ------------------------------------------------------------------------------------------------------------------------
    1.    0-30                                                                 $  (11,867)       $      0       $          0
    ------------------------------------------------------------------------------------------------------------------------
    2.    31-60                                                                $  180,645        $      0       $          0
    ------------------------------------------------------------------------------------------------------------------------
    3.    61-90                                                                $  211,231        $      0       $          0
    ------------------------------------------------------------------------------------------------------------------------
    4.    91+                                                                  $  756,725        $      0       $          0
    ------------------------------------------------------------------------------------------------------------------------
    5.    TOTAL ACCOUNTS RECEIVABLE                             $      0       $1,136,734        $      0       $          0
    ------------------------------------------------------------------------------------------------------------------------
    6.    AMOUNT CONSIDERED UNCOLLECTIBLE                                      $        0        $      0       $          0
    ------------------------------------------------------------------------------------------------------------------------
    7.    ACCOUNTS RECEIVABLE (NET)                             $      0       $1,136,734        $      0       $          0
    ------------------------------------------------------------------------------------------------------------------------

    ------------------------------------------------------------------

    AGING OF POSTPETITION TAXES AND PAYABLES                                MONTH:  January 2002
                                                                                   -----------------------------------------

    ------------------------------------------------------------------------------------------------------------------------
                                              0-30                 31-60         61-90           91+
    TAXES PAYABLE                             DAYS                  DAYS          DAYS           DAYS             TOTAL
    ------------------------------------------------------------------------------------------------------------------------
    1.    FEDERAL                             ($3,868,876)      $      0       $        0        $      0        ($3,868,876)
    ------------------------------------------------------------------------------------------------------------------------
    2.    STATE                              $     19,459       $      0       $        0        $      0       $     19,459
    ------------------------------------------------------------------------------------------------------------------------
    3.    LOCAL                              $          0       $      0       $        0        $      0       $          0
    ------------------------------------------------------------------------------------------------------------------------
    4.    OTHER (ATTACH LIST)                $          0       $      0       $        0        $      0       $          0
    ------------------------------------------------------------------------------------------------------------------------
    5.    TOTAL TAXES PAYABLE                 ($3,849,417)      $      0       $        0        $      0        ($3,849,417)
    ------------------------------------------------------------------------------------------------------------------------

    ------------------------------------------------------------------------------------------------------------------------
    6.    ACCOUNTS PAYABLE                   $      3,167       $ 12,858       $      894        $345,341       $    362,260
    ------------------------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------

    STATUS OF POSTPETITION TAXES                                            MONTH:  January 2002
                                                                                   -----------------------------------------
    ------------------------------------------------------------------------------------------------------------------------
                                                                 BEGINNING         AMOUNT                          ENDING
                                                                    TAX         WITHHELD AND/     AMOUNT            TAX
    FEDERAL                                                      LIABILITY*     OR ACCRUED         PAID           LIABILITY
    ------------------------------------------------------------------------------------------------------------------------
    1.    WITHHOLDING**                                         $          0   $        0        $      0       $          0
    ------------------------------------------------------------------------------------------------------------------------
    2.    FICA-EMPLOYEE**                                       $          0   $        0        $      0       $          0
    ------------------------------------------------------------------------------------------------------------------------
    3.    FICA-EMPLOYER**                                       $          0   $        0        $      0       $          0
    ------------------------------------------------------------------------------------------------------------------------
    4.    UNEMPLOYMENT                                          $          0   $        0        $      0       $          0
    ------------------------------------------------------------------------------------------------------------------------
    5.    INCOME                                                 ($3,903,118)  $   34,242        $      0        ($3,868,876)
    ------------------------------------------------------------------------------------------------------------------------
    6.    OTHER (ATTACH LIST)                                   $          0   $        0        $      0       $          0
    ------------------------------------------------------------------------------------------------------------------------
    7.    TOTAL FEDERAL TAXES                                    ($3,903,118)  $   34,242        $      0        ($3,868,876)
    ------------------------------------------------------------------------------------------------------------------------
    STATE AND LOCAL
    ------------------------------------------------------------------------------------------------------------------------
    8.    WITHHOLDING                                           $          0   $        0        $      0       $          0
    ------------------------------------------------------------------------------------------------------------------------
    9.    SALES                                                 $          0   $        0        $      0       $          0
    ------------------------------------------------------------------------------------------------------------------------
    10.   EXCISE                                                $     20,591      ($1,132)       $      0       $     19,459
    ------------------------------------------------------------------------------------------------------------------------
    11.   UNEMPLOYMENT                                          $          0   $        0        $      0       $          0
    ------------------------------------------------------------------------------------------------------------------------
    12.   REAL PROPERTY                                         $          0   $        0        $      0       $          0
    ------------------------------------------------------------------------------------------------------------------------
    13.   PERSONAL PROPERTY                                     $          0   $        0        $      0       $          0
    ------------------------------------------------------------------------------------------------------------------------
    14.   OTHER (ATTACH LIST)                                   $          0   $        0        $      0       $          0
    ------------------------------------------------------------------------------------------------------------------------
    15.   TOTAL STATE & LOCAL                                   $     20,591      ($1,132)       $      0       $     19,459
    ------------------------------------------------------------------------------------------------------------------------
    16.   TOTAL TAXES                                            ($3,882,527)  $   33,110        $      0        ($3,849,417)
    ------------------------------------------------------------------------------------------------------------------------

     * The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.
     ** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                       Monthly Operating Report

    -------------------------------------------------
    CASE NAME:  Kitty Hawk Charters, Inc.             ACCRUAL BASIS-5
    -------------------------------------------------

    -------------------------------------------------
    CASE NUMBER: 400-42143-BJH                         02/13/95, RWD, 2/96
    -------------------------------------------------


    The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                                    MONTH:   January 2002
                                                                           --------------------------------------------------------
    -----------------------------------------------------
    BANK RECONCILIATIONS
                                                              Account #1              Account #2         Account #3
    --------------------------------------------------------------------------------------------------------------------------------
    A.       BANK:                                            Bank One                Sun Trust        Bank of America
    --------------------------------------------------------------------------------------------------------------------
    B.       ACCOUNT NUMBER:                                  100128198                 5572932         15818-17025        TOTAL
    --------------------------------------------------------------------------------------------------------------------
    C.       PURPOSE (TYPE):                                   Deposit                 Operating          Deposit
    --------------------------------------------------------------------------------------------------------------------------------
    1.    BALANCE PER BANK STATEMENT                           $    0                      $0               $0            $        0
    --------------------------------------------------------------------------------------------------------------------------------
    2.    ADD: TOTAL DEPOSITS NOT CREDITED                     $    0                      $0               $0            $        0
    --------------------------------------------------------------------------------------------------------------------------------
    3.    SUBTRACT: OUTSTANDING CHECKS                         $    0                      $0               $0            $        0
    --------------------------------------------------------------------------------------------------------------------------------
    4.    OTHER RECONCILING ITEMS                              $9,618                      $0               $0            $    9,618
    --------------------------------------------------------------------------------------------------------------------------------
    5.    MONTH END BALANCE PER BOOKS                          $9,618                      $0               $0            $    9,618
    --------------------------------------------------------------------------------------------------------------------------------
    6.    NUMBER OF LAST CHECK WRITTEN                       No checks             Account Closed      Account Closed
    --------------------------------------------------------------------------------------------------------------------------------

    -----------------------------------------------------
    INVESTMENT ACCOUNTS

    --------------------------------------------------------------------------------------------------------------------------------
                                                              DATE OF                  TYPE OF          PURCHASE           CURRENT
    BANK, ACCOUNT NAME & NUMBER                              PURCHASE                INSTRUMENT          PRICE              VALUE
    --------------------------------------------------------------------------------------------------------------------------------
    7.    N/A
    --------------------------------------------------------------------------------------------------------------------------------
    8.    N/A
    --------------------------------------------------------------------------------------------------------------------------------
    9.    N/A
    --------------------------------------------------------------------------------------------------------------------------------
    10.   N/A
    --------------------------------------------------------------------------------------------------------------------------------
    11.   TOTAL INVESTMENTS                                                                                 $0            $        0
    --------------------------------------------------------------------------------------------------------------------------------

    -----------------------------------------------------
    CASH

    -----------------------------------------------------
    12.   CURRENCY ON HAND                                                                                                $        0
    --------------------------------------------------------------------------------------------------------------------------------

    --------------------------------------------------------------------------------------------------------------------------------
    13.   TOTAL CASH - END OF MONTH                                                                                       $5,210,892
    --------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                      Monthly Operating Report

  ---------------------------------------------
  CASE NAME: Kitty Hawk Charters, Inc.             ACCRUAL BASIS-5
  ---------------------------------------------

  ---------------------------------------------
  CASE NUMBER: 400-42143-BJH                          02/13/95, RWD, 2/96
  ---------------------------------------------

  The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                    MONTH:   January 2002
                                                          ------------------------------------------
  ----------------------------------------
  BANK  RECONCILIATIONS
                                               Account #4
  --------------------------------------------------------------------------------------------------
  A.   BANK:                                    Bank One
  --------------------------------------------------------------------------------------
  B.   ACCOUNT NUMBER:                        #1571582806                                  TOTAL
  --------------------------------------------------------------------------------------
  C.   PURPOSE (TYPE):                      Auction Proceeds
  --------------------------------------------------------------------------------------------------
  1.   BALANCE PER BANK STATEMENT                 $5,201,274          $0          $0     $5,201,274
  --------------------------------------------------------------------------------------------------
  2.   ADD: TOTAL DEPOSITS NOT CREDITED           $        0          $0          $0     $        0
  --------------------------------------------------------------------------------------------------
  3.   SUBTRACT: OUTSTANDING CHECKS               $        0          $0          $0     $        0
  --------------------------------------------------------------------------------------------------
  4.   OTHER RECONCILING ITEMS                    $        0          $0          $0     $        0
  --------------------------------------------------------------------------------------------------
  5.   MONTH END BALANCE PER BOOKS                $5,201,274          $0          $0     $5,201,274
  --------------------------------------------------------------------------------------------------
  6.   NUMBER OF LAST CHECK WRITTEN            No checks
  --------------------------------------------------------------------------------------------------

  ----------------------------------------
  INVESTMENT ACCOUNTS
  --------------------------------------------------------------------------------------------------
                                               DATE OF          TYPE OF    PURCHASE       CURRENT
  BANK, ACCOUNT NAME & NUMBER                 PURCHASE        INSTRUMENT     PRICE         VALUE
  --------------------------------------------------------------------------------------------------
  7.   N/A
  --------------------------------------------------------------------------------------------------
  8.   N/A
  --------------------------------------------------------------------------------------------------
  9.   N/A
  --------------------------------------------------------------------------------------------------
  10.  N/A
  --------------------------------------------------------------------------------------------------
  11.  TOTAL INVESTMENTS                                                          $0     $        0
  --------------------------------------------------------------------------------------------------

  ----------------------------------------
  CASH
  --------------------------------------------------------------------------------------------------
  12.  CURRENCY ON HAND
  --------------------------------------------------------------------------------------------------
  13.  TOTAL CASH - END OF MONTH                                                         $5,201,274
  --------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                      Monthly Operating Report

   -----------------------------------------
   CASE NAME: Kitty Hawk Charters, Inc.           ACCRUAL BASIS-6
   -----------------------------------------

   -----------------------------------------
   CASE NUMBER: 400-42143-BJH                         02/13/95, RWD, 2/96
   -----------------------------------------

                                              MONTH:  January 2002

   -----------------------------------------
   PAYMENTS TO INSIDERS AND PROFESSIONALS
   -----------------------------------------

   OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

   --------------------------------------------------------------
                             INSIDERS
   --------------------------------------------------------------
                             TYPE OF        AMOUNT     TOTAL PAID
               NAME          PAYMENT         PAID       TO DATE
   --------------------------------------------------------------
   1.  Toby Skaar          Salary               $0      $  4,808
   --------------------------------------------------------------
   2.  Doug Kalitta        Salary               $0      $219,000
   --------------------------------------------------------------
   3.  N/A
   --------------------------------------------------------------
   4.  N/A
   --------------------------------------------------------------
   5.  N/A
   --------------------------------------------------------------
   6.  TOTAL PAYMENTS
       TO INSIDERS                              $0      $223,808
   --------------------------------------------------------------

   --------------------------------------------------------------------------------------------
                                         PROFESSIONALS
   --------------------------------------------------------------------------------------------
                          DATE OF COURT                                               TOTAL
                        ORDER AUTHORIZING   AMOUNT       AMOUNT      TOTAL PAID     INCURRED
               NAME          PAYMENT       APPROVED       PAID        TO DATE       & UNPAID *
   --------------------------------------------------------------------------------------------
   1.  N/A
   --------------------------------------------------------------------------------------------
   2.  N/A
   --------------------------------------------------------------------------------------------
   3.  N/A
   --------------------------------------------------------------------------------------------
   4.  N/A
   --------------------------------------------------------------------------------------------
   5.  N/A
   --------------------------------------------------------------------------------------------
   6.  TOTAL PAYMENTS
       TO PROFESSIONALS                         $0       $0             $0              $0
   --------------------------------------------------------------------------------------------

   *   INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

   -------------------------------------------------------------------------------
   POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION
   PAYMENTS
   -------------------------------------------------------------------------------

   -------------------------------------------------------------------------------
                                          SCHEDULED      AMOUNTS
                                           MONTHLY         PAID         TOTAL
                                          PAYMENTS        DURING        UNPAID
               NAME OF CREDITOR              DUE          MONTH      POSTPETITION
   -------------------------------------------------------------------------------
   1.  N/A
   -------------------------------------------------------------------------------
   2.  N/A
   -------------------------------------------------------------------------------
   3.  N/A
   -------------------------------------------------------------------------------
   4.  N/A
   -------------------------------------------------------------------------------
   5.  N/A
   -------------------------------------------------------------------------------
   6.  TOTAL
   -------------------------------------------------------------------------------

--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                                      Monthly Operating Report

   -----------------------------------------
   CASE NAME: Kitty Hawk Charters, Inc.           ACCRUAL BASIS-7
   -----------------------------------------

   -----------------------------------------
   CASE NUMBER: 400-42143-BJH                         02/13/95, RWD, 2/96
   -----------------------------------------

                                                   MONTH: January 2002
                                                          --------------------
   -------------------------------
   QUESTIONNAIRE

   ----------------------------------------------------------------------------
                                                                  YES     NO
   ----------------------------------------------------------------------------
   1.  HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE
       THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?        X
   ----------------------------------------------------------------------------
   2.  HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT
       OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?                          X
   ----------------------------------------------------------------------------
   3.  ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR
       LOANS) DUE FROM RELATED PARTIES?                                    X
   ----------------------------------------------------------------------------
   4.  HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES
       THIS REPORTING PERIOD?                                              X
   ----------------------------------------------------------------------------
   5.  HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE
       DEBTOR FROM ANY PARTY?                                              X
   ----------------------------------------------------------------------------
   6.  ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                        X
   ----------------------------------------------------------------------------
   7.  ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES
       PAST DUE?                                                           X
   ----------------------------------------------------------------------------
   8.  ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                    X
   ----------------------------------------------------------------------------
   9.  ARE ANY OTHER POSTPETITION TAXES PAST DUE?                          X
   ----------------------------------------------------------------------------
   10. ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS
       DELINQUENT?                                                         X
   ----------------------------------------------------------------------------
   11. HAVE ANY PREPETITION TAXES BEEN PAID DURING THE
       REPORTING PERIOD?                                                   X
   ----------------------------------------------------------------------------
   12. ARE ANY WAGE PAYMENTS PAST DUE?                                     X
   ----------------------------------------------------------------------------

   IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.
   Item #1 - The sale of one MU-2 aircraft was completed with proceeds of
   ----------------------------------------------------------------------------
   $200,000 received. The net funds from this sale were placed in
   ----------------------------------------------------------------------------
     an escrow account pending resolution of how money is to be distributed.
   ----------------------------------------------------------------------------
   ----------------------------------------------------------------------------

   -------------------------------
   INSURANCE
   ----------------------------------------------------------------------------
                                                                  YES      NO
   ----------------------------------------------------------------------------
   1.  ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER
       NECESSARY INSURANCE COVERAGES IN EFFECT?                    X
   ----------------------------------------------------------------------------
   2.  ARE ALL PREMIUM PAYMENTS PAID CURRENT?                      X
   ----------------------------------------------------------------------------
   3.  PLEASE ITEMIZE POLICIES BELOW.
   ----------------------------------------------------------------------------

   IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

   ----------------------------------------------------------------------------
   ----------------------------------------------------------------------------


   ----------------------------------------------------------------------------
                                INSTALLMENT PAYMENTS
   ----------------------------------------------------------------------------
              TYPE OF                                            PAYMENT AMOUNT
              POLICY            CARRIER         PERIOD COVERED    & FREQUENCY
   ----------------------------------------------------------------------------
     See Kitty Hawk, Inc. Case #400-42141
   ----------------------------------------------------------------------------

   ----------------------------------------------------------------------------

   ----------------------------------------------------------------------------

   ----------------------------------------------------------------------------

   ----------------------------------------------------------------------------

   ----------------------------------------------------------------------------

-------------------------------------------------------------------------------

================================================================================

  ------------------------------------------
  CASE NAME: Kitty Hawk Charters, Inc.               FOOTNOTES SUPPLEMENT
  ------------------------------------------

  ------------------------------------------
  CASE  NUMBER: 400-42143-BJH                          ACCRUAL BASIS
  ------------------------------------------

                                         MONTH:         January 2002
                                                -------------------------------

  -----------------------------------------------------------------------------------------------------------------
   ACCRUAL BASIS         LINE
    FORM NUMBER         NUMBER                               FOOTNOTE / EXPLANATION
  -----------------------------------------------------------------------------------------------------------------
  -----------------------------------------------------------------------------------------------------------------

  -----------------------------------------------------------------------------------------------------------------
        6                          All Professional fees related to the Reorganization of the
  -----------------------------------------------------------------------------------------------------------------
                                     Company are disbursed out of Kitty Hawk, Inc. (Parent
  -----------------------------------------------------------------------------------------------------------------
                                     Company). Refer to Case # 400-42141
  -----------------------------------------------------------------------------------------------------------------

  -----------------------------------------------------------------------------------------------------------------
        7                          All insurance plans related to the Company are carried
  -----------------------------------------------------------------------------------------------------------------
                                     at Kitty Hawk, Inc. (Parent Company). Refer to Case #
  -----------------------------------------------------------------------------------------------------------------
                                     400-42141.
  -----------------------------------------------------------------------------------------------------------------

  -----------------------------------------------------------------------------------------------------------------

  -----------------------------------------------------------------------------------------------------------------
        3                 3        The current general ledger system is not able to provide a detail of
  -----------------------------------------------------------------------------------------------------------------
                                      customer cash receipts segregated by prepetion accounts receivable
  -----------------------------------------------------------------------------------------------------------------
                                      and post petition accounts receivable. Therefore, cash receipts
  -----------------------------------------------------------------------------------------------------------------
                                      is provided in total for the month.
  -----------------------------------------------------------------------------------------------------------------

  -----------------------------------------------------------------------------------------------------------------

  -----------------------------------------------------------------------------------------------------------------

  -----------------------------------------------------------------------------------------------------------------
        3                 8        All cash received into the Company cash accounts is swept
  -----------------------------------------------------------------------------------------------------------------
                                      each night to Kitty Hawk, Inc. Master Account (see Case
  -----------------------------------------------------------------------------------------------------------------
                                      #400-42141).
  -----------------------------------------------------------------------------------------------------------------

  -----------------------------------------------------------------------------------------------------------------
        3                31        All disbursements (either by wire transfer or check), including payroll are
  -----------------------------------------------------------------------------------------------------------------
                                      disbursed out of the Kitty Hawk, Inc. controlled disbursement
  -----------------------------------------------------------------------------------------------------------------
                                      account.
  -----------------------------------------------------------------------------------------------------------------

  -----------------------------------------------------------------------------------------------------------------
        4                 6        All assessment of uncollectible accounts receivable are done
  -----------------------------------------------------------------------------------------------------------------
                                      at Kitty Hawk, Inc. Refer to Case #400-4214. All reserves
  -----------------------------------------------------------------------------------------------------------------
                                      are recorded at Inc. and pushed down to Inc.'s subsidiaries
  -----------------------------------------------------------------------------------------------------------------
                                      as deemed necessary.
  -----------------------------------------------------------------------------------------------------------------

  -----------------------------------------------------------------------------------------------------------------
        4                 6        Accounts payable on the aging are in the 60 and 90 day categories due to wire
  -----------------------------------------------------------------------------------------------------------------
                                      transfers sent as prepayment on Kitty Hawk Inc. (Case #400-42141) A/P
  -----------------------------------------------------------------------------------------------------------------
                                      aging and invoices on Kitty Hawk Charters Aging. Company is working on
  -----------------------------------------------------------------------------------------------------------------
                                      clearing these items.
  -----------------------------------------------------------------------------------------------------------------

  -----------------------------------------------------------------------------------------------------------------

  -----------------------------------------------------------------------------------------------------------------

  -----------------------------------------------------------------------------------------------------------------

        3                28        All payments are made by Kitty Hawk, Inc. (Case #400-42141)
  -----------------------------------------------------------------------------------------------------------------

  -----------------------------------------------------------------------------------------------------------------
                                   All inventory and fixed assets have been sold as of 12/19/01. This company has ceased operations. Current period activity relates to wrapping up final activity
     General                       and any miscellaneous billings and payables processing.
  -----------------------------------------------------------------------------------------------------------------

================================================================================

CASE NAME: Kitty Hawk Charters, Inc.

CASE NUMBER: 400-42143

Details of Other Items

ACCRUAL BASIS-1                                    January 2002


8.  OTHER (ATTACH LIST)                            $ 54,494,425  Reported
                                                   ------------
         Intercompany Receivables                    53,922,187
         A/R 401(k) Loan                                      -
         A/R Suspense                                    (1,130)
         A/R Clothing Sales                              27,874
         A/R Other                                        7,252
         A/R Aging reconciling item                     217,702
         A/R Accrued                                          -
         A/R Bankrupt customers                         267,277
         Security Deposit                                53,263
                                                   ------------
                                                     54,494,425  Detail
                                                   ------------
                                                              -  Difference

22. OTHER (ATTACH LIST)                            $    753,885  Reported
                                                   ------------
         Accrued charter expenses                       390,556
         A/P Aging reconciling item                       5,335
         Misc                                             8,064
         Accrued Fuel                                   349,930
                                                   ------------
                                                        753,885  Detail
                                                   ------------
                                                              -  Difference

ACCRUAL BASIS-2
13. OTHER (ATTACH LIST)                            $     95,422  Reported
                                                   ------------
         Ondemand costs                                  25,447
         135 Airline charter costs                        1,585
         Parts Lease
         Engine Maintenance
         Cost of parts sales
         Fuel                                            46,415
         Wages                                              385
         Travel expense                                   9,244
         Insurance
         Rotables/Repair/Consumables                      2,342
         Shipping                                           143
         Charts                                           5,095
         Pre-emp testing
         Shop materials/equip rental                      4,766
         Maintenance allocation
                                                   ------------
                                                         95,422  Detail
                                                   ------------
                                                              -  Difference

ACCRUAL BASIS-2
    21.  OTHER (ATTACH LIST)                           (201,351) Reported
                                                   ------------
         Gain on sale of asset                         (196,250)
         Interest Income                                 (5,101)
                                                   ------------
                                                       (201,351) Detail
                                                   ------------
                                                              -  Difference

ACCRUAL BASIS-3
8.  OTHER (ATTACH LIST)                                (884,788) Reported
                                                   ------------
         Credit card charges                               (675)
         NSF Checks                                     (14,595)
         Transfer from Suntrust account                  (2,104)
         Transfer from Consignment account              (81,327)
         Sweeps to Kitty Hawk, Inc.                    (786,087)
                                                   ------------
                                                       (884,788) Detail
                                                   ------------
                                                              -  Difference